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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report included dated August 27, 1999 relating to the financial statements of CyberGuard Corporation, which appears in CyberGuard Corporation's Annual Report on Form 10-K for the year ended June 30, 2000.

/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 6, 2001